STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

	Shares	Value		Shares	Value
Common Stocks—97.6%			Financials—4.9%
Consumer Discretionary—21.5%			Commercial Banks—2.4%
Auto Components—3.7%			ICICI Bank Ltd. , Sponsored ADR	1,051,053 $	12,045,067
Continental AG	40,762 $	6,136,013	Insurance—2.5%
Koito Manufacturing Co. Ltd.	136,900	7,791,439	Legal & General Group plc	1,669,146	5,989,747
Valeo SA	170,353	4,959,639	Prudential plc	345,431	6,923,616
		18,887,091			12,913,363
Automobiles—2.3%			Health Care—13.2%
Bayerische Motoren Werke AG	60,589	4,672,372	Biotechnology—3.2%
Hero MotoCorp Ltd.	100,923	3,722,395	CSL Ltd.	55,844	7,757,919
Subaru Corp.	147,700	3,376,140	Grifols SA	314,457	8,808,670
		11,770,907			16,566,589
Entertainment—1.0%			Health Care Equipment & Supplies—3.5%
Ubisoft Entertainment SA1	55,530	4,955,255	Hoya Corp.	117,893	7,800,960
Hotels, Restaurants & Leisure—3.1%			Medtronic plc	16,830	1,532,876
Carnival Corp.	134,728	6,833,404	ResMed, Inc.	17,050	1,772,689
Domino's Pizza Group plc	820,124	2,585,813	Siemens Healthineers AG3	156,813	6,535,850
Whitbread plc	91,526	6,066,581			17,642,375
		15,485,798	Health Care Providers & Services—0.7%
Household Durables—1.5%			Fresenius Medical Care AG & Co. KGaA	41,646	3,349,880
SEB SA2	6,430	1,082,534	Life Sciences Tools & Services—1.8%
SEB SA1,2	39,200	6,599,584	Lonza Group AG1	28,786	8,941,992
SEB SA1,2	850	143,103
		7,825,221	Pharmaceuticals—4.0%
			Bayer AG	67,508	4,362,936
Interactive Media & Services—1.1%			Novo Nordisk AS, Cl. B	191,394	10,020,385
Baidu, Inc. , Sponsored ADR[1]	34,500	5,687,325	Roche Holding AG	22,418	6,179,736
Internet & Catalog Retail—1.1%					20,563,057
Alibaba Group Holding Ltd. , Sponsored			Industrials—18.7%
ADR[1]	30,905	5,638,617	Aerospace & Defense—1.8%
Media—1.1%			Airbus SE	67,830	8,994,574
SES SA, Cl. A, FDR	371,470	5,782,667	Commercial Services & Supplies—3.2%
Multiline Retail—0.8%			Edenred	190,244	8,664,496
Dollarama, Inc.	156,201	4,166,996	Prosegur Cash SA3	1,318,289	2,911,724
Specialty Retail—1.1%			Prosegur Cia de Seguridad SA	882,031	4,780,663
Nitori Holdings Co. Ltd.	44,200	5,719,581			16,356,883
Textiles, Apparel & Luxury Goods—4.7%			Construction & Engineering—1.1%
Cie Financiere Richemont SA	66,664	4,863,148	Boskalis Westminster	223,940	5,797,280
EssilorLuxottica SA	15,973	1,745,595	Electrical Equipment—3.3%
Hermes International	15,606	10,313,594	Legrand SA	82,910	5,558,046
LVMH Moet Hennessy Louis Vuitton SE	18,990	7,003,132	Melrose Industries plc	1,662,820	3,973,609
		23,925,469	Nidec Corp.	54,900	7,008,188
Consumer Staples—11.2%					16,539,843
Beverages—2.5%			Machinery—5.8%
Heineken NV	62,235	6,574,577	Aalberts Industries NV	120,582	4,173,278
Pernod Ricard SA	35,350	6,349,211	Atlas Copco AB, Cl. A	224,546	6,035,868
		12,923,788	Epiroc AB, Cl. A1	396,708	4,008,652
Food & Staples Retailing—2.8%			Kubota Corp.	378,600	5,494,684
Alimentation Couche-Tard, Inc. , Cl. B	144,903	8,535,761	VAT Group AG1,3	58,290	6,137,751
CP ALL PCL	2,375,100	5,598,777	Weir Group plc (The)	185,716	3,786,308
		14,134,538			29,636,541
Food Products—4.0%			Professional Services—0.8%
Barry Callebaut AG	3,035	5,483,010	Intertek Group plc	62,350	3,948,962
Saputo, Inc.	185,579	6,325,531	Trading Companies & Distributors—2.7%
WH Group Ltd.[3]	7,884,000	8,434,630	Bunzl plc	330,436	10,902,284
		20,243,171	Ferguson plc	46,586	2,973,091
Household Products—0.9%					13,875,375
Reckitt Benckiser Group plc	57,994	4,832,505	Information Technology—22.0%
Tobacco—1.0%			Communications Equipment—1.9%
Swedish Match AB	99,138	5,048,638	Nokia OYJ	1,719,359	9,781,236
Energy—1.1%			Electronic Equipment, Instruments, & Components—3.8%
Energy Equipment & Services—1.1%			Hitachi Ltd.	278,600	9,051,788
TechnipFMC plc	235,332	5,498,031

	1	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value
Electronic Equipment, Instruments, & Components (Continued)			Chemicals (Continued)
Keyence Corp.	16,612 $	10,378,586	Sika AG	50,315	$7,036,744
		19,430,374			10,950,874
IT Services—3.3%			Construction Materials—0.6%
Amadeus IT Group SA	72,501	5,810,535	James Hardie Industries plc	238,331	3,074,976
Atos SE	53,030	5,133,542	Containers & Packaging—1.3%
EPAM Systems, Inc.[1]	35,430	5,992,276	CCL Industries, Inc. , Cl. B	159,328	6,450,140
		16,936,353
			Telecommunication Services—1.0%
Semiconductors & Semiconductor Equipment—6.0%			Diversified Telecommunication Services—1.0%
ams AG	84,102	2,274,080	Nippon Telegraph & Telephone Corp.	118,300	5,028,388
ASML Holding NV	51,857	9,745,156	Total Common Stocks (Cost $359,321,420)		497,223,176
Infineon Technologies AG	575,649	11,420,358
STMicroelectronics NV	472,960	6,999,621
		30,439,215	Preferred Stock—0.0%
			Zee Entertainment Enterprises Ltd. , 6% Cum.
Software—7.0%			Non-Cv. (Cost $—)	599,541	47,686
Atlassian Corp. plc, Cl. A1	12,100	1,359,919
Dassault Systemes SE	34,987	5,216,956
SAP SE	115,222	13,313,244	Investment Company—2.0%
Temenos AG1	66,010	9,747,013	Oppenheimer Institutional Government
Xero Ltd.[1]	167,330	5,797,109	Money Market Fund, Cl. E, 2.42%[4,5] (Cost
		35,434,241	$10,400,709)	10,400,709	10,400,709
			Total Investments, at Value (Cost
Materials—4.0%			$369,722,129)	99.6%	507,671,571
Chemicals—2.1%			Net Other Assets (Liabilities)	0.4	2,033,932
Novozymes AS, Cl. B	85,088	3,914,130	Net Assets	100.0%	$509,705,503

Footnotes to Statement of Investments
1. Non-income producing security.
2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,019,955 or 4.71% of the Fund's net assets at period end.
4. Rate shown is the 7-day yield at period end.
5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2018	Additions	Reductions	March 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	17,692,763	30,604,691	37,896,745	10,400,709
			Realized	Change in Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$10,400,709	$108,045	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
France	$76,719,261	15.1%
Japan	61,649,753	12.2
Switzerland	55,389,015	10.9
United Kingdom	54,507,454	10.7
Germany	49,790,654	9.8
United States	29,505,045	5.8
Netherlands	26,290,291	5.2
Canada	25,478,429	5.0
Spain	22,311,592	4.4
India	15,815,149	3.1
Sweden	15,093,158	3.0
Denmark	13,934,515	2.8
China	11,325,942	2.2
Finland	9,781,236	1.9
Australia	9,117,838	1.8
Hong Kong	8,434,630	1.7
New Zealand	5,797,108	1.1
Luxembourg	5,782,667	1.1
Thailand	5,598,778	1.1
Ireland	3,074,976	0.6
Austria	2,274,080	0.5
Total	$507,671,571	100.0%

2 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

1. Organization
Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the
Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-
owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.
Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into
U.S. dollars on the following basis:
(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.
(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation
The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or
"NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs
Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.
    The following methodologies are used to determine the market value or the fair value of the types of securities described below:
    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.
    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation
Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.
Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:
			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$22,469,445	$87,375,482	$—	$109,844,927
Consumer Staples	14,861,292	42,321,348	—	57,182,640
Energy	—	5,498,031	—	5,498,031
Financials	12,045,067	12,913,363	—	24,958,430
Health Care	3,305,566	63,758,327	—	67,063,893
Industrials	—	95,149,458	—	95,149,458
Information Technology	7,352,195	104,669,224	—	112,021,419
Materials	6,450,140	14,025,850	—	20,475,990
Telecommunication Services	—	5,028,388	—	5,028,388
Preferred Stock	47,686	—	—	47,686
Investment Company	10,400,709	—	—	10,400,709
Total Assets	$76,932,100	$430,739,471	$—	$507,671,571

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
    For the reporting period, there were no transfers between levels.

4. Investments and Risks
Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the
Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund's investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.
    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government
Money Market Fund ("IGMMF"), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity

4 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)
markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.
    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors
The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the
U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition
On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser
(the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of
Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the
“Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers,
Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.
    As of 5 p.m. Eastern Standard Time on April 12, 2019, the Reorganization has been approved by shareholders of record of the Fund as of January 14,
2019. Accordingly, if certain other closing conditions are satisfied or waived, the Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

5 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA